Funds Held - Directly Managed	12 Months Ended
Dec. 31, 2016
Disclosure - Funds Held-Directly Managed [Abstract]
Funds Held - Directly Managed
5. Funds held–directly Managed
Following Paris Re’s acquisition of substantially all of the reinsurance operations of Colisée Re (previously known as AXA RE), a subsidiary of AXA SA (AXA), in 2006, Paris Re and its subsidiaries entered into an issuance agreement and a quota share retrocession agreement to assume business written by Colisée Re from January 1, 2006 to September 30, 2007 as well as the in-force business at December 31, 2005. The agreements provided that the premium related to the transferred business was retained by Colisée Re and credited to a funds held account. The assets underlying the funds held–directly managed account are maintained by Colisée Re in a segregated investment portfolio and managed by the Company. Realized and unrealized investment gains and losses and net investment income related to this account inure to the benefit of the Company.
The fair value of the investment portfolio underlying the funds held–directly managed account decreased from $400 million at December 31, 2015 to $354 million at December 31, 2016 primarily due to the run-off of the underlying loss reserves associated with this account and, to a lesser extent, the impact of the strengthening of the U.S. dollar against most major currencies.